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                                                                  EXHIBIT (99)-8



     The undersigned hereby consents to the reference to such person in the Registration Statement on Form S-4 filed by MedPartners/Mullikin, Inc. on August 8, 1996 (the "Registration Statement") as a person who will become a Director of MedPartners, Inc.



                                               /s/  ROGER L. HEADRICK


                                          --------------------------------------

                                                    Roger L. Headrick



Northbrook, Illinois


August 8, 1996